UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 22, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Sale and Servicing Agreement, dated as of December 1, 2003, providing for the issuance of Thornburg Mortgage Securities Trust 2003-6 Mortgage-Backed Notes, Series 2003-6)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106925	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Thornburg Mortgage Securities Trust 2003-6 Mortgage-Backed Notes, Series 2003-6 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-106925) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,080,756,000 in aggregate principal amount of Class A-1, Class A-2 and Class M Thornburg Mortgage Securities Trust 2003-6 Mortgage-Backed Notes, Series 2003-6 and one class of Trust Certificates (the “Trust Certificates”) on December 22, 2003.  The Notes were offered pursuant to the definitive Prospectus, dated August 26, 2003, as supplemented by the Prospectus Supplement, dated December 12, 2003 (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement.

This Current Report on Form 8-K includes a copy of the Trust Agreement, the Sale and Servicing Agreement and the Indenture (each as defined below) and other operative agreements executed in connection with the issuance of the Notes and the Trust Certificates.  The Trust Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of December 1, 2003, among the Registrant, as Depositor (the “Depositor”), Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”) and Deutsche Bank National Trust Company (“DB”), as Administrator (the “Administrator”).  The Notes were issued pursuant to an indenture (the “Indenture”), attached hereto as Exhibit 4.2, dated as of December 1, 2003, between Thornburg Mortgage Securities Trust 2003-6, as issuer (the “Issuer”) and DB, as indenture trustee (the “Indenture Trustee”).  The “Notes” consist of the following classes:  Class A-1, Class A-2 and Class M.  The Notes are secured by the assets of a trust fund (the “Trust Fund”) that consists primarily of a pool of hybrid and adjustable rate, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $1,080,756,204.61 as of December 1, 2003, together with certain other assets.  The Mortgage Loans will be master serviced by Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer”) pursuant to the terms of a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), attached hereto as Exhibit 99.2, dated as of December 1, 2003, among the Issuer, Thornburg Mortgage Home Loans, Inc., as seller, the Depositor, the Master Servicer and the Indenture Trustee.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Sale and Servicing Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement, dated as of December 1, 2003, among Structured Asset Securities Corporation, as depositor, Wilmington Trust Company, as owner trustee and Deutsche Bank National Trust Company, as administrator.

4.2

Indenture, dated as of December 1, 2003, between Thornburg Mortgage Securities Trust 2003-6, as issuer, and Deutsche Bank National Trust Company, as indenture trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of December 1, 2003, between Thornburg Mortgage Home Loans, Inc., as seller, and Structured Asset Securities Corporation, as purchaser.

99.2

Sale and Servicing Agreement, dated as of December 1, 2003, among Thornburg Mortgage Securities Trust 2003-6, as issuer, Thornburg Mortgage Home Loans, Inc., as seller, Structured Asset Securities Corporation, as depositor, Wells Fargo Bank Minnesota, National Association, as master servicer and Deutsche Bank National Trust Company, as indenture trustee.

99.3

Servicing Agreement dated as of  March 1, 2002, by and between Wells Fargo Bank Minnesota, National Association, as master servicer and Thornburg Mortgage Home Loans, Inc., as seller and servicer, as amended by the Amendment to Servicing Agreement dated as of November 26, 2002 and Sub-Servicing Acknowledgement Agreement dated as of March 1, 2002, by and between Thornburg Mortgage Home Loans, Inc., as servicer and Cenlar FSB, as sub-servicer, as amended by the Amendment to Sub-Servicing Acknowledgement Agreement dated as of November 26, 2002, with attached Transfer Notice dated December 17, 2003.

99.4

Amended and Restated Correspondent Loan Purchase Agreement, dated March 25, 2002, between Thornburg Mortgage Home Loans, Inc. and First Republic Bank, including the related Correspondent Transfer Notice, dated December 17, 2003, from Thornburg Mortgage Home Loans, Inc. to First Republic Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By:   /s/ Michael Hitzmann

       Name:  Michael Hitzmann

       Title:    Vice President

Dated:  December 22, 2003

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement, dated as of December 1, 2003, among Structured Asset Securities Corporation, as depositor, Wilmington Trust Company, as owner trustee and Deutsche Bank National Trust Company, as administrator.

4.2

Indenture, dated as of December 1, 2003, between Thornburg Mortgage Securities Trust 2003-6, as issuer, and Deutsche Bank National Trust Company, as indenture trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of December 1, 2003, between Thornburg Mortgage Home Loans, Inc., as seller, and Structured Asset Securities Corporation, as purchaser.

99.2

Sale and Servicing Agreement, dated as of December 1, 2003, among Thornburg Mortgage Securities Trust 2003-6, as issuer, Thornburg Mortgage Home Loans, Inc., as seller, Structured Asset Securities Corporation, as depositor, Wells Fargo Bank Minnesota, National Association, as master servicer and Deutsche Bank National Trust Company, as indenture trustee.

99.3

Servicing Agreement dated as of  March 1, 2002, by and between Wells Fargo Bank Minnesota, National Association, as master servicer and Thornburg Mortgage Home Loans, Inc., as seller and servicer, as amended by the Amendment to Servicing Agreement dated as of November 26, 2002 and Sub-Servicing Acknowledgement Agreement dated as of March 1, 2002, by and between Thornburg Mortgage Home Loans, Inc., as servicer and Cenlar FSB, as sub-servicer, as amended by the Amendment to Sub-Servicing Acknowledgement Agreement dated as of November 26, 2002, with attached Transfer Notice dated December 17, 2003.

99.4

Amended and Restated Correspondent Loan Purchase Agreement, dated March 25, 2002, between Thornburg Mortgage Home Loans, Inc. and First Republic Bank, including the related Correspondent Transfer Notice, dated December 17, 2003, from Thornburg Mortgage Home Loans, Inc. to First Republic Bank.